UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DECEMBER 11, 2006
Date of Report (Date of earliest event reported)

MIV THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-30453	91-0809204
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 1, 8765 Ash Street, Vancouver, British Columbia, Canada	V6P 6T3
(Address of principal executive offices)	(Zip Code)

(604) 301-9545
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 8 - OTHER EVENTS

Item 8.01       Other Events.

Effective on October 16, 2006, and again on November 8, 2006, the Company recently ratified and completed a private placement (the "Private Placement") with certain non-United States residents (each an "Investor") for aggregate proceeds of $1,000,000.00 pursuant to the terms and conditions of certain unit private placement subscription agreements (collectively, the "Subscription Agreements") as entered into between the Company and each such Investor.

In accordance with the terms of the Subscription Agreements: (a) the Company issued an aggregate of 2,000,000 units of the Company (each a "Unit"), at a subscription price of $0.50 per Unit; (b) each Unit is comprised of one share of the Company's restricted common stock, par value $0.001 (each a "Share" and, collectively, the Company's "Common Stock"), and one non-transferable common share purchase warrant (each a "Warrant"); (c) each Warrant entitles the Investor to purchase an additional share of the Company's Common Stock (each a "Warrant Share") commencing upon the date of issuance of the underlying Units and ending on the day which is 24 months from the date of issuance of the Units; and (d) the exercise price of the Warrants is $0.75 per Warrant Share during the entire Warrant exercise period.

In conjunction with the completion of the Private Placement, the Company has agreed to issue finders' fees comprised of: (i) cash fees in the aggregate of $100,000; and (ii) an aggregate of 100,000 Private Placement Units of the Company.

The Company has also agreed to file a registration statement with the United States Securities and Exchange Commission covering the resale of the Shares and the Warrant Shares issuable upon the exercise of the Warrants.

The Private Placement was made and sold only to non-United States Investors in reliance on Regulation S promulgated under the United States Securities Act of 1933, as amended (the "Act"). The Private Placement has not been registered under the Act or under any state securities laws and may not be offered or sold without registration with the United States Securities and Exchange Commission or an applicable exemption from the registration requirements.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01       Financial Statements and Exhibits.

(a)       Financial statements of businesses acquired.

Not applicable.

(b)       Pro forma financial information.

Not applicable.

(c)       Shell company transactions.

Not applicable.

(d)       Exhibits.

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
MIV THERAPEUTICS, INC.
DATE: December 11, 2006.	By: "Patrick A. McGowan" ___________________________________ Patrick A. McGowan Secretary, Chief Financial Officer, Executive Vice President, Principal Accounting Officer and a director

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